UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2026

HIREQUEST, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-38513	91-2079472
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Springhall Drive, Goose Creek, SC	29445
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	HQI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Hermanns Employment Agreement

On March 2, 2026, HireQuest, Inc. (the "Company") entered into an Employment Agreement effective March 2, 2026 (the “Effective Date”) between and among the Company, HQ LTS Corporation, a wholly-owned subsidiary of the Company (the "Subsidiary"), and Richard Hermanns, Chief Executive Officer (the "Hermanns Employment Agreement").

The Hermanns Employment Agreement provides for Mr. Hermanns to continue serving as the Company's Chief Executive Officer during an initial term through August 31, 2027 (the "Term") and to receive an annual base salary of $430,000, payable at periodic intervals in accordance with the Subsidiary's normal payroll practices. Mr. Hermanns will be eligible for (i) a discretionary bonus with respect to each fiscal year beginning with the fiscal year ending December 31, 2025 in the Compensation Committee's sole discretion, (ii) a pre-tax income bonus beginning with the fiscal year ending December 31, 2025 and for each fiscal year thereafter during the Term equal to annual pre-tax income of the Company and all of its subsidiaries on a combined system-wide basis during the fiscal year multiplied by one-half of one percent and adjusted by the Compensation Committee in good faith to account for extraordinary items; and (iii) an Adjusted EBITDA increase bonus beginning with the fiscal year ending December 31, 2025 and for each fiscal year thereafter during the Term equal to ten times the percentage year-over-year increase in Adjusted EBITDA (defined consistently with the Company's public filings) multiplied by Mr. Hermanns' then-existing annualized base salary provided, however, that if total Adjusted EBITDA in a given year does not exceed the highest total annual Adjusted EBITDA that has occurred during the Term, then the bonus shall be calculated as six times the percentage year-over-year increase in Adjusted EBITDA.

Mr. Hermanns was granted 25,000 shares of restricted common stock of the Company pursuant to the HireQuest, Inc. 2019 Equity Incentive Plan, subject to the terms and conditions of the plan (the "Restricted Shares"). The Restricted Shares vest according to the following schedule: 50% on the second anniversary of the Effective Date, and 6.25% per fiscal quarter for each of the first eight fiscal quarters occurring thereafter subject to accelerated vesting upon termination of Mr. Hermanns' employment under certain conditions. Mr. Hermanns is also entitled to vacation and other employee benefits in accordance with the Subsidiary's policies.

Mr. Hermanns’ employment can be terminated at any time for cause or without cause subject to 60 days’ notice. If the employment is terminated for cause or due to death or disability, Mr. Hermanns or his estate will receive any unpaid base salary plus accrued paid time off or vacation, accrued and unpaid bonuses, reimbursable expenses, and continued health care benefits at Mr. Hermanns’ expense. If Mr. Hermanns’ employment is terminated due to death or disability, Mr. Hermanns or his estate is also entitled to an amount equal to the base salary Mr. Hermanns would have earned in the sixty day period following his death or permanent disability, the limited death, disability, and income continuation benefits provided under any applicable plan, and pro-rata vesting of the Hermanns Restricted Shares calculated as if his restricted stock had vested monthly.

If the employment is terminated by the Company without “cause” or Mr. Hermanns resigns for “good reason” (as each of those terms is defined in the agreement), Mr. Hermanns is entitled to receive any unpaid base salary plus accrued paid time off or vacation, pro-rated payment of the pre-tax income bonus and sales increase bonus, an amount equal to Mr. Hermanns’ base salary for an eighteen month period, reimbursable expenses, and continued health care benefits at Mr. Hermanns’ expense. In addition, all restrictions on outstanding equity awards, including the Hermanns Restricted Shares, will lapse such that Mr. Hermanns will be fully vested in such awards. If the employment terminates due to non-renewal of the agreement, Mr. Hermanns is entitled to receive any unpaid base salary plus accrued paid time off or vacation, pro-rated payment of the Pre-Tax Income and Sales Increase bonuses, and all restrictions on outstanding equity awards, including the Hermanns Restricted Shares, will lapse such that Mr. Hermanns will be fully vested in such awards.

If a “change of control” (generally defined in the agreement at the 50% level) occurs prior to the end of the Term, the agreement is extended automatically for a one-year renewal period beginning on the date of the change of control (a “Post-Change of Control Renewal Period”). If Mr. Hermanns’ employment is terminated during the Post-Change of Control Renewal Period, he is entitled to a one time, lump-sum severance payment equal to 150% of his base salary then in effect, and all restrictions on outstanding equity awards, including the Hermanns Restricted Shares, will lapse such that Mr. Hermanns will be fully vested in such awards. The foregoing description of the Hermanns Agreement does not purport to be complete and is qualified in its entirety by reference to the Hermanns Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Hermanns Employment Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Hartley Employment Agreement

On March 2, 2026, the Company entered into an Employment Agreement effective as of the Effective Date between and among the Company, the Subsidiary, and C. David R. Hartley, the Company's Chief Financial Officer (the "Hartley Employment Agreement").

The Hartley Employment Agreement provides for Mr. Hartley to continue serving as the Company's Chief Financial Officer during the Term and to receive an annual base salary of $260,000, payable at periodic intervals in accordance with the Subsidiary's normal payroll practices. Mr. Hartley will be eligible for (i) a discretionary bonus with respect to each fiscal year beginning with the fiscal year ending December 31, 2025 in the Compensation Committee's sole discretion, and (ii) a performance bonus beginning with the fiscal year ended December 31, 2025 of up to 50% of his base salary, subject to approval by the Compensation Committee, upon achieving various tiered goals for improvement in year over year sales, accounts receivable turns, workers' compensation loss ratio, and maintenance of core staff payroll.

Mr. Hartley was granted 10,000 shares of restricted common stock of the Company pursuant to the HireQuest, Inc. 2019 Equity Incentive Plan, subject to the terms and conditions of the plan (the "Restricted Shares"). The Restricted Shares vest according to the following schedule: 50% on the second anniversary of the Effective Date, and 6.25% per fiscal quarter for each of the first eight fiscal quarters occurring thereafter subject to accelerated vesting upon termination of Mr. Hartley's employment under certain conditions. Mr. Hartley is also entitled to vacation and other employee benefits in accordance with the Subsidiary's policies.

Mr. Hartley's employment can be terminated at any time for cause or without cause subject to 60 days' notice. If the employment is terminated for cause or due to death or disability, or if Mr. Hartley resigns without “good reason,” Mr. Hartley or his estate will receive any unpaid but earned base salary plus an amount equal to accrued and unpaid bonuses, reimbursable expenses, and continued health care benefits at Mr. Hartley's expense. If Mr. Hartley's employment is terminated due to death or disability, Mr. Hartley or his estate is also entitled to an amount equal to the base salary Mr. Hartley would have earned in the sixty day period following his death or permanent disability, the limited death, disability, and income continuation benefits provided under any applicable plan, and pro-rata vesting of the Restricted Shares calculated as if his restricted stock had vested monthly.

If the employment is terminated by the Company without "cause" or Mr. Hartley resigns for "good reason" (as each of those terms is defined in the Hartley Employment Agreement), Mr. Hartley is entitled to receive any unpaid base salary plus accrued paid time off or vacation, pro-rated payment of the performance bonus, an amount equal to Mr. Hartley's base salary for a period equal to one month for every year of total employment by the Company or its affiliates up to a maximum of six months, reimbursable expenses, continued health care benefits at Mr. Hartley's expense, and pro-rata vesting of the Restricted Shares calculated as if his restricted stock had vested monthly. If the employment terminates due to non-renewal of the agreement, Mr. Hartley is entitled to receive any unpaid base salary plus accrued paid time off or vacation, pro-rated payment of the performance bonus, and 50% of the Restricted Shares shall immediately vest.

If a "change of control" (generally defined in the Hartley Employment Agreement at the 50% level) occurs prior to the end of the Term, the agreement is extended automatically for a one-year renewal period beginning on the date of the change of control (a "Post-Change of Control Renewal Period"). If Mr. Hartley's employment is terminated during the Post-Change of Control Renewal Period, he is entitled to a one-time, lump-sum severance payment equal to 150% of his base salary then in effect, and all restrictions on outstanding equity awards, including the Restricted Shares, will lapse such that Mr. Hartley will be fully vested in such awards.

The foregoing description of the Hartley Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Hartley Employment Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

McAnnar Employment Agreement

On March 2, 2026, the Company entered into an Employment Agreement effective as of the Effective Date between and among the Company, the Subsidiary, and John McAnnar, the Company's Chief Legal Officer, Vice President, and Corporate Secretary (the "McAnnar Employment Agreement").

The McAnnar Employment Agreement provides for Mr. McAnnar to continue serving as the Company's Chief Legal Officer, Vice President, and Corporate Secretary through the Term and to receive an annual base salary of $260,000, payable at periodic intervals in accordance with the Subsidiary's normal payroll practices. Mr. McAnnar will be eligible for (i) a discretionary bonus with respect to each fiscal year beginning with the fiscal year ending December 31, 2025 in the Compensation Committee's sole discretion, and (ii) a performance bonus beginning with the fiscal year ended December 31, 2025 of up to 50% of his base salary, subject to approval by the Compensation Committee, upon achieving various tiered goals for improvement in year over year sales, accounts receivable turns, workers' compensation loss ratio, and maintenance of core staff payroll.

Mr. McAnnar was granted 10,000 shares of restricted common stock of the Company pursuant to the HireQuest, Inc. 2019 Equity Incentive Plan, subject to the terms and conditions of the plan (the "Restricted Shares"). The Restricted Shares vest according to the following schedule: 50% on the second anniversary of the Effective Date, and 6.25% per fiscal quarter for each of the first eight fiscal quarters occurring thereafter subject to accelerated vesting upon termination of Mr. McAnnar's employment under certain conditions. Mr. McAnnar is also entitled to vacation and other employee benefits in accordance with the Subsidiary's policies.

Mr. McAnnar's employment can be terminated at any time for cause or without cause subject to 60 days' notice. If the employment is terminated for cause or due to death or disability, or if Mr. McAnnar resigns without “good reason,” Mr. McAnnar or his estate will receive any unpaid but earned base salary plus an amount equal to accrued and unpaid bonuses, reimbursable expenses, and continued health care benefits at Mr. McAnnar's expense. If Mr. McAnnar's employment is terminated due to death or disability, Mr. McAnnar or his estate is also entitled to an amount equal to the base salary Mr. McAnnar would have earned in the sixty day period following his death or permanent disability, the limited death, disability, and income continuation benefits provided under any applicable plan, and pro-rata vesting of the Restricted Shares calculated as if his restricted stock had vested monthly.

If the employment is terminated by the Company without "cause" or Mr. McAnnar resigns for "good reason" (as each of those terms is defined in the McAnnar Employment Agreement), Mr. McAnnar is entitled to receive any unpaid base salary plus accrued paid time off or vacation, pro-rated payment of the performance bonus, an amount equal to Mr. McAnnar's base salary for a period equal to one month for every year of total employment by the Company or its affiliates up to a maximum of six months, reimbursable expenses, continued health care benefits at Mr. McAnnar's expense, and pro-rata vesting of the Restricted Shares calculated as if his restricted stock had vested monthly. If the employment terminates due to non-renewal of the agreement, Mr. McAnnar is entitled to receive any unpaid base salary plus accrued paid time off or vacation, pro-rated payment of the performance bonus, and 50% of the Restricted Shares shall immediately vest.

If a "change of control" (generally defined in the Employment Agreement at the 50% level) occurs prior to the end of the Term, the agreement is extended automatically for a one-year renewal period beginning on the date of the change of control (a "Post-Change of Control Renewal Period"). If Mr. McAnnar's employment is terminated during the Post-Change of Control Renewal Period, he is entitled to a one-time, lump-sum severance payment equal to 150% of his base salary then in effect, and all restrictions on outstanding equity awards, including the Restricted Shares, will lapse such that Mr. McAnnar will be fully vested in such awards.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Employment Agreement dated March 2, 2026 by and among HQ LTS Corporation, HireQuest, Inc., and Richard Hermanns
10.2	Employment Agreement dated March 2, 2026 by and among HQ LTS Corporation, HireQuest, Inc., and C. David R. Hartley
10.3	Employment Agreement dated March 2, 2026 by and among HQ LTS Corporation, HireQuest, Inc., and John McAnnar
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HIREQUEST, INC.
(Registrant)

Date: March 6, 2026	/s/ John McAnnar
John McAnnar
Vice President, Chief Legal Officer, and Secretary